CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Auditors and Counsel" in the Statement of Additional Information, both included in Post-Effective Amendment Number 5 to the Registration Statement (Form N-1A, No. 333-29253) of Boyar Value Fund and to the use of our report dated February 8, 2002, incorporated therein.


                                               ERNST & YOUNG LLP

Cincinnati, Ohio
April 25, 2002